EXHIBIT 10.48

FACILITY AGREEMENT

Reference is made to the Second Amended and Restated Revolving Credit Promissory Note (Libor/Prime) dated as of December 22, 2009 (the “Original Note”) made by Avistar Communications Corporation, a Delaware corporation (the “Borrower”), to the order of JPMorgan Chase Bank, N.A. (the “Bank”).

Reference is made to the Third Amended and Restated Revolving Credit Promissory Note (Libor/Prime) dated as of December 22, 2011 (as amended or otherwise modified from time to time, together with any promissory note or notes issued in exchange therefor or in substitution therefor, the “New Note”).

For value received, the parties hereto hereby agree as follows

1. “Effective Date” shall mean the later of December 22, 2011 and the first date by which all of the following shall have occurred:

(a) the Bank’s receipt of a duly executed and notarized third amended and restated collateral agreement, dated December 22, 2011, substantially in the form of Exhibit A hereto;

(b) the Bank’s receipt of a duly executed and notarized fourth amended and restated guaranty, dated December 22, 2011, substantially in the form of Exhibit B hereto;

(c) the Bank’s receipt of a duly executed and notarized fifth amended and restated security agreement, dated December 22, 2011, substantially in the form of Exhibit C hereto;

(d) the Bank’s receipt of a duly executed secretary’s certificate, dated December 22, 2011, substantially in the form of Exhibit D hereto and otherwise acceptable to the Bank;

(e) the Bank’s receipt of duly executed forms U-1, dated December 22, 2011, substantially in the forms of Exhibit E hereto and otherwise acceptable to the Bank; and

(f) payment of $4,750.00 to the Bank’s counsel in respect of services rendered to the Bank in connection with the Borrower.

2. As of the Effective Date:

(a) the Original Note shall be amended and restated in its entirety by the New Note; and

(b) “Loans” (as defined in the Original Note) outstanding under the Original Note shall be deemed Loans under, and upon the terms set forth in, the New Note.

3. This Agreement may not be amended or waived except by an instrument in writing signed by the parties hereto.

4. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

5. Each party hereto consents to the nonexclusive jurisdiction and venue of the state or federal courts located in the City of New York.  Each party hereto irrevocably waives, to the fullest extent permitted by applicable law, (a) any objection that it may now or hereafter have to the laying of venue of any such legal proceeding in the state or federal courts located in the City of New York and (b) any right it may have to a trial by jury in any suit, action, proceeding, claim or counterclaim brought by or on behalf of any party related to or arising out of this letter agreement or the transactions contemplated hereby.

6. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the Effective Date.

Avistar Communications Corporation

By:          /s/Robert F. Kirk
Name: Robert F. Kirk
Title: CEO

By:         /s/Elias MurrayMetzger
Name: Elias MurrayMetzger
Title: CFO

JPMorgan Chase Bank, N.A.

By:     /s/ Nancy A. Sheppard
           Nancy A. Sheppard
           Managing Director

State of _________	)
) ss.:
County of ________	)

On the ____ day of December in the year 2011, before me, the undersigned, personally appeared _____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____________________________________
Notary Public

State of _________	)
) ss.:
County of ________	)

On the ____ day of December in the year 2011, before me, the undersigned, personally appeared _____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____________________________________
Notary Public

Exhibit A

FORM OF THIRD AMENDED AND RESTATED COLLATERAL AGREEMENT

Exhibit B

FORM OF FOURTH AMENDED AND RESTATED GUARANTY

Exhibit C

FORM OF FIFTH AMENDED AND RESTATED SECURITY AGREEMENT

Exhibit D

FORM OF SECRETARY’S CERTIFICATE

Exhibit E

FORMS OF FORMS U-1